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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                             ------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  October 31, 1997

                     MURDOCK COMMUNICATIONS CORPORATION
        -------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                      Iowa
          ---------------------------------------------------------
               (State or other jurisdiction or incorporation)

       000-21463                                            42-1337746
 ----------------------                               ------------------------
   (Commission File                                     (I.R.S. Employer I.D.
      Number)                                                  Number)

     1112 29th Avenue S.W.
      Cedar Rapids, Iowa                                       52404
 ----------------------------------------             ------------------------
     (Address of Principal Executive                         (Zip Code)
             Offices)

                                319-362-6900
          ---------------------------------------------------------
            (Registrant's telephone number; including area code)





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Item 2.  Acquisition or Disposition of Assets.

     On October 31, 1997, Murdock Communications Corporation (the "Company") completed its previously announced acquisition (the "PIC Acquisition") of two affiliated companies, Priority International Communications, Inc. ("PIC") and PIC Resources Corp. ("PICR"). PIC sells long distance operator services to pay phones, hotels, hospitals, universities, condominiums and other institutions. PICR, operating through ATN Communications Inc. ("ATN"), is a provider of long distance operator services.

     Pursuant to the Stock Purchase Agreement, dated as of August 22, 1997, as amended (the "PIC Agreement"), among MCC Acquisition Corp., a wholly owned subsidiary of the Company ("MCC Sub"), PIC and certain shareholders of PIC, MCC Sub acquired all of the outstanding capital stock of PIC in exchange for a cash payment at closing of $500,000 and the issuance by MCC Sub to certain of the PIC shareholders of a promissory note in the principal amount of $840,000 due March 1, 1998 (the "Short-Term Note") and promissory notes with an aggregate principal amount of $1,910,000 due April 30, 1999 (the "Long-Term Notes" and, collectively with the Short-Term Note, the "PIC Notes"). Pursuant to the Stock Purchase Agreement, dated as of August 22, 1997, as amended (the "PICR Agreement"), among MCC Sub, PICR, ATN and the shareholders of PICR, MCC Sub acquired all of the outstanding capital stock of PICR in exchange for a cash payment at closing of $30,000 and the issuance by the Company of an aggregate of 300,000 shares of Common Stock. In connection with the PIC Acquisition, the Company also loaned $400,000 to ATN for capital expenditures, provided $800,000 to refinance certain notes held by officers of PICR and agreed to provide at least $1,050,000 in cash or Common Stock to finance future acquisitions or growth by PIC and PICR.

     The PICR Agreement provides that the Company will issue additional shares of Common Stock to the extent that the combined earnings before interest, taxes, depreciation and amortization ("EBITDA") of PIC and PICR for either of the first two full twelve month periods after closing exceeds $1,000,000. Shares of Common Stock with a fair market value of $1.25 will be issued for each dollar of EBITDA over $1,000,000 during either of the twelve month periods. The Company granted piggyback registration rights to the PICR shareholders with respect to secondary offerings of Common Stock made within three years after the closing of the PIC Acquisition.

     MCC Sub's obligations under the PIC Notes have been guaranteed by the Company and are subject to a security interest in the shares of PIC stock and PICR stock acquired by MCC Sub pursuant to the PIC Acquisition. In the event that MCC Sub defaults with respect to the repayment of the Short-Term Note, the

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holders of the PIC Notes will have the right to rescind the PIC Acquisition by surrendering the shares of Common Stock issued in the PIC Acquisition and the PIC Notes to MCC Sub in exchange for the return of all of the shares of PIC stock and PICR stock. In addition, if the PIC Acquisition is rescinded, the shareholders of PIC and PICR would retain the $530,000 cash payments made at closing and the $400,000 advanced to ATN. If the Company completes any primary offering of its equity securities during the term of the PIC Notes (other than pursuant to employee options or outstanding warrants), the Company must apply at least 67% of the net proceeds of such offering in excess of $500,000 to repay the Short-Term Note and then 50% of the net proceeds received after March 1, 1998 to repay the Long-Term Notes.

     The Company financed the PIC Acquisition by using a part of the proceeds of the offering of shares of Series A Convertible Preferred Stock (the "Preferred Stock") described below, and the issuance of the Short-Term Note, the Long-Term Notes and the shares of Common Stock to the shareholders of PIC and PICR.

Item 5. Other Events.

     On September 30, 1997 the Company issued 9,500 shares of Preferred Stock in a private placement (the "Private Offering") exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933 and on November 3, 1997, the Company issued an additional 5,750 shares of Preferred Stock. The shares of Preferred Stock were issued for $100 per share. The Company received aggregate gross cash proceeds of $550,000 and the exchange of indebtedness with an aggregate principal amount of $400,000 on September 30, 1997 and aggregate gross cash proceeds of $575,000 on November 3, 1997.

     As of June 30, 1997, the Company had shareholders' equity of approximately $100,000. The listing standards of the Nasdaq SmallCap Market ("Nasdaq") require that the Company maintain shareholders' equity of not less than $1,000,000. On September 30, 1997, Nasdaq issued a notice of delisting to the Company, but has stayed the delisting pending the Company's appeal. A hearing with respect to the Company's appeal has been scheduled for November 21, 1997. The Company has shareholders' equity of $930,000 as of September 30, 1997, after giving pro forma effect to the issuances of Preferred Stock and Common Stock described in this report. No assurance can be given that the Common Stock will not be delisted following the hearing on November 21, 1997. As a consequence of any such delisting, holders of Common Stock would likely find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Common Stock.



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Item 7.  Financial Statements and Exhibits.

     (a)   Financial statements of business acquired.

           The Company will file an amendment to this Form 8-K containing financial statements of Priority International Communications, Inc. and consolidated financial statements of PIC Resources Corp. and its wholly-owned subsidiary ATN Communications Inc. not later than January 14, 1997.

     (b)   Pro forma financial information.

           The Company will file an amendment to this Form 8-K containing pro forma financial information not later than January 14, 1997.

     (c)   Exhibits

           2.1--Stock Purchase Agreement, dated as of August 22, 1997, among
                  MCC Acquisition Corp., Priority International Communications, Inc. and certain shareholders of Priority International Communications, Inc.

           2.2--First Amendment to Stock Purchase Agreement, dated as of
                  October 31, 1997, among MCC Acquisition Corp., Priority International Communications, Inc. and certain shareholders of Priority International Communications, Inc.

           2.3--Stock Purchase Agreement, dated as of August 22, 1997, among
                  MCC Acquisition Corp., PIC Resources Corp., the Shareholders of PIC Resources Corp. and ATN Communications Inc.

           2.4--First Amendment to Stock Purchase Agreement, dated as of
                  October 31, 1997, among MCC Acquisition Corp., PIC Resources Corp., the Shareholders of PIC Resources Corp. and ATN Communications Inc.

           2.5--Short-Term Note dated October 31, 1997 issued by MCC
                  Acquisition Corp. to Bonner B. Hardegree, trustee for the benefit of Wayne Wright and Bonner B. Hardegree.

           2.6--Form of Long-Term Note.






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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MURDOCK COMMUNICATIONS
                                         CORPORATION
Date:  November 6, 1997
                                         BY   /s/ Thomas E. Chaplin
                                           ------------------------------
                                                 Thomas E. Chaplin, Chief
                                                 Executive Officer



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                                 EXHIBIT INDEX



              Exhibit                              Page No.
              -------                              --------
2.1     Stock Purchase Agreement,
        dated as of August 22, 1997,
        among MCC Acquisition Corp.,
        Priority International
        Communications, Inc. and  certain
        shareholders of Priority
        International Communications,
        Inc.

2.2     First Amendment to Stock
        Purchase Agreement, dated as of
        October 31, 1997, among MCC
        Acquisition Corp., Priority
        International Communications,
        Inc. and  certain shareholders of
        Priority International
        Communications, Inc.

2.3     Stock Purchase Agreement,
        dated as of August 22, 1997,
        among MCC Acquisition Corp., PIC
        Resources Corp., the Shareholders
        of PIC Resources Corp. and ATN
        Communications Inc.

2.4     First Amendment to Stock
        Purchase Agreement, dated
        as of October 31, 1997, among MCC
        Acquisition Corp., PIC Resources
        Corp., the Shareholders of PIC
        Resources Corp.   and ATN
        Communications Inc.




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
2.5     Short-Term Note dated October
        31, 1997 issued by MCC
        Acquisition Corp. to Bonner B.
        Hardegree, trustee for    the
        benefit of Wayne Wright and
        Bonner B. Hardegree.

2.6     Form of Long-Term Note






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